STANDARD FORM OF STORE LEASE

The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this ___ day of August 2010 , between

ROBERT BIRNBAUM, having an office at 100 Field Street, West Babylon, New York 11704 party of the first part, hereinafter referred to as OWNER, and

SPECIALTY BEVERAGE AND SUPPLEMENT INC., having an office at 1710 Church Street,Holbrook, New York 11741 party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner

10,000 Square Feet, Approximately

in the building known as 836 Grundy Avenue, Holbrook, New York 11741 for the term of three (3) years plus three (3) months.

(or until such term shall sooner cease and expire as hereinafter provided) to commence on the

1st day of SEPTEMBER, 2010, and to end of the

30th

day of NOVEMBER, 2013,

both dates inclusive, at an annual rental rate of

SEE RIDER ATTACHED HEREWITH, SCHEDULE “A”

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner’s predecessor in interest, Owner may at Owner’s option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent: 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy: 2. Tenant shall use and occupy demised premises for

DISTRIBUTION OF BEVERAGES and SUPPLEMENTS

and for no other purpose. Tenant shall at all times conduct its business in a high grade and reputable manner, shall not violate Article 37 hereof, and shall keep show windows and signs in a neat and clean condition.

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* Except for cosmetic changes

Alterations: * 3. Tenant shall make no changes in or to the demised premises of any nature without Owner’s prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant’s expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner, Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant’s contractors and sub-contractors to carry such workman’s compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic’s lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within 30 days thereafter, at Tenant’s expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant’s behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner’s rights thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant’s expense. Nothing in this article shall be construed to give Owner title to or to prevent Tenant’s removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installation as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant’s removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner’s property or may be removed from the premises by Owner at Tenant’s expense.

Repairs: 4. Owner shall maintain and repair the public portions of the building, both exterior and interior, except that if Owner allows Tenant to erect on the outside of the building a sign or signs, or a hoist, lift or sidewalk elevator for the exclusive use of Tenant, Tenant shall maintain such exterior installations in good appearance and shall cause the same to be operated in a good and workmanlike manner and shall make all repairs thereto necessary to keep same in good order and condition, at Tenant’s own cost and expense, and shall cause the same to be covered by the insurance provided hereafter in Article 8.

Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein, and the sidewalks adjacent thereto, and at its sole cost and expense, make all nonstructural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. If the demised premises be or become infested with vermin, Tenant shall at Tenant’s expense, cause the same to be exterminated from time to time to the satisfaction of Owner. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for the diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building including the erection or operation of any crane, derrick or sidewalk shed, or in or to the demised premises or the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall be not entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant’s sole remedy at law in such instance will be by way of an action for damages for breach of contract, The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other Casualty which are dealt with in Article 9 hereof.

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant’s sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, and with respect to the portion of the sidewalk adjacent to the premises, if the premises are on the street level, whether or not arising out of Tenant’s use or manner of use thereof, or with respect to the building if arising out of Tenant’s use or manner of use of the premises or the building (including the use permitted under the lease). Except as provided in Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordnances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do

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or permit act or thing to be done in or to the demised premises which is contrary to law, or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall pay all costs, expenses, lines, penalties or damages, which may be imposed upon Owner by reason of Tenant’s failure to comply with the provisions of this article. If the fire insurance rate shall, at the beginning of the lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant, to comply with the terms of this article. In any action or proceeding wherein Owner and Tenant are parties, a schedule or “make-up” of rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of several items and charges in the fire insurance rate then applicable to said premises.

Subordination:- 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals. Modifications, consolidations, replacements and extensions and of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Tenant’s Liability Insurance Property Loss, Damage Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any properly of Tenant by theft or other wise, nor for any injury or damage to persons or properly resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. Tenant agrees, at Tenant’s sole cost and expense, to maintain general public liability insurance in standard form in favor of Owner and Tenant against claims for bodily injury or death or properly damage occurring in or upon the demised premises, effective from the date Tenant enters into possession and during the term of this lease, Such insurance shall be in an amount and with carriers acceptable to the Owner. Such policy or policies shall be delivered to the Owner.

account or any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner’s control. After any such casualty, Tenant shall cooperate with Owner’s restoration by removing from the premises as promptly as reasonably possible, all of Tenant’s salvageable inventory and movable equipment, furniture, and other property. Tenants liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant’s occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner’s obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casually, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against each other or any one claiming through or under each of them by way of subrogation o otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage in the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors’ insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. Tenant acknowledges that Owner will not carry insurance on Tenant’s furniture and/or furnishings or any (fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, else term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant’s moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner’s award.

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On Tenant’s default in obtaining or delivering any such policy or policies or failure to pay the charges therefor, Owner may secure or pay the charges (or any such policy or policies and charge the Tenant as additional rent thereof. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant’s agent, contractors, employees, invitees, or licensees, of any covenant on condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant’s agents, contractors, employees, invitees or licensees. Tenant’s liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written millet from Owner, will, at Tenant’s expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof , shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth., (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable, (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner’s right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building inclusive of the demised premises shall be so damaged that Owner shall decide to demolish it, or to rebuild it, then in any of such events, Owner may elect to terminate this least by written notice to Tenant given within 90 days after such fire or casualty or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease. which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner’s rights and remedies against tenant under the tease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on

Assignment, Mortgage Etc: 11. Tenant for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate tenant or the majority partnership interest of a partnership tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of the covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner’s opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of slit character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which tenant may sustain.

Access to Premises 13. Owner or Owner’s agents shall have the right (but shall, not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs. replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform, in the premises, following Tenant’s failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, provided they are concealed within the walls, floors or ceiling, wherever practicable. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during

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the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon demised premises the usual notice “To Let” and “For Sale” which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner’s agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant’s property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of term Tenant shall have removed all or substantially all of Tenant’s property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant’s obligations hereunder. Owner shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors. elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area: 14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any such blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of Articles 2 or 37 hereof, or of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect in Owner’s work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record.

cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, and shal1 not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days, thus lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender tile demised premises to Owner but Tenant shall remain liable as hereinafter provided. (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

Remedies of Owner and Waiver Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such reentry, dispossess and/or expiration. (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner’s option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant’s covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of time period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant’s liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with reletting, such as legal expenses, reasonable attorneys’ fees brokerage advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease,

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Bankruptcy: 16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this tease may be cancelled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or mere of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any slate statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant’s interest in this lease. (b) It is stipulated amid agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the reletting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at list time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or is any execution or attachment shall be issued against Tenant or any of Tenant’s property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 365 of Title II of the U.S. Code (Bankruptcy Code); or if Tenant shall fail to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely

Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner’s option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner’s sole judgment, considers advisable and necessary for the purpose or re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant or any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses:19. If Tenant shall default in the observance or performance of any term or covenant on Tenant’s part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder, and if Owner, in connection therewith or in connection with any default by Tenant in the covenant in pay rent hereunder, makes any expenditures, or incurs any obligations for the payment of money, including but not limited to reasonable attorney’s fees, in instituting, prosecuting or defending any actions or proceeding and prevails in any such action or proceeding. such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (20) days of rendition of any bill or statement to Tenant therefor, and if Tenant’s lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

No Representations by Owner:- 20. Neither Owner nor Owner’s agent have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation, or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same “as is” and acknowledges that the taking of possession of the demised premises ,by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects, All understandings

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and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term: 21. Upon the expiration or other termination of the terms of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant’s obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: 22. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant’s part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 23. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in the condition required, by this lease: If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are indented to constitute “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law.

delayed from so doing by reason of strike or labor troubles, government prevention is or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of which have been or are affected, either directly or indirectly, by war or other emergency, or when. it’s the judgment of Owner, temporary interruption of such services is necessary by reason of accident, mechanical breakdown, or to make repairs, alternations of improvement.

Bills and Notices: 27. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last know residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove givens or at such other address as Owner shall designate by written notice,

Water Charges: 28. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant’s water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant’s occupancy Tenant shall keep said meter and installation equipment in good working order and repair as Tenant’s own cost and expense. Tenant agrees in pay for water consumed, as shown on said meter as and when bills are rendered. Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charms which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bill rendered by Owner shall be payable by Tenant as additional rent.

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No Waiver: 24. The failure of Owner in seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be its writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount that the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner’ s right in recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner’s agents during the term hereby demised shall be deemed in acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner’s agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or it surrender of the premises.

Waiver of Trial by Jury:25. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they Hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or properly damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship if Owner and Tenant, Tenant’s use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that to the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, including a counterclaim under Article 4 except statutory mandatory counterclaims.

Inability to Perform: 26. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or

Sprinklers: 29. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the Insurance Services Office or any bureau, department or official of the federal, state or city government require or recommend the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant’s business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, changes, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant’s expense, promptly make such, sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural in nature.

Elevators, 30Tenant shall, at Tenant’s own expense, make all repairs and replacements to the sidewalks and curbs adjacent thereto and keep said sidewalks and curbs free from snow, ice, dirt and rubbish. Tenant shall pay to Owner the cost of removal of any of Tenant’s refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such times as Owner may elect and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulation as, in the judgment of Owner, are necessary for the proper operation of the building. Tenant shall be responsible to supply heat at the premises at its sole cost and expense.

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Security: 31. Tenant has deposited with Owner the sum of $10,000 as security for the faithful performance and observance by Tenant of the terms and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum Owner may expend or may be required to expend by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of the entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions: 32. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof,

Pornographic Uses Prohibited:37. Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment . Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so called rubber goods shops, or as a sex club of any sort, or as a “massage parlor.” Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial manner with prurient appeal or any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal law §235.00.

Estoppel Certificate;38. Tenant, at any time, and from time to time, upon at least 10 days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates which the rent and additional rent have been paid, and stating whether or not there exists any defaults by Owner under this lease, and, if so, specifying each such default.

Successors and Assigns: 39. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner’s estate and interest in the land and building for the satisfaction of Tenant’ s remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject in levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant’s use and occupancy of the demised premises.

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Definitions: 33. The term “Owner” as used in this lease means only the Owner, or the mortgage in possession, for the time being of the land and building (or the Owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease or in the event of a lease of said building, or of the land and building, she said Owner shall be and hereby is entirety freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties of their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words “re-enter” and “re-entry” as used in this lease are not restricted to their technical legal meaning. The term “business days” as used in this lease shall exclude Saturdays, Sundays, and all days designed as holidays by the applicable building service union employees service contract of by the applicable Operating Engineers contract with respect to HVAC service. Wherever ii is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonable delayed.

Adjacent Excavation Shoring: 34. If an excavation shall be made upon land adjacent - to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such, excavation, license to enter upon the demised premises for the purpose of doing such work as said persons shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations: 35. Tenant and Tenant’s servants, employees, agents, visitors and licensees shall observe faithfully, and comply strictly with the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner’s agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner’s agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant’s part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass: 35. Owner shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner nay insure, and keep insured, at Tenant’s expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

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In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:	ROBERT BIRNBAUM, Owner

SPECIALITY BEVERAGE and SUPPLEMENT INC.

Witness for Tenant:	By:
Peter Scalise III, CEO

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ACKNOWLEDGEMENTS

CORPORATE OWNER

STATE OF NEW YORK, ss.:

County of__________

On this day_____ of _______, 20____ ,

before me personally came

to me known, who being by me duly sworn, did depose and say that he resides in

that he is the___________________________ of

the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name. thereto by like order,

CORPORATE TENANT

STATE OF NEW YORK, ss.:

County of__________

On this day __________of________ , 20 ________,

before me personally came

to me known, who being by me duly sworn, did depose and say that he resides in

that he is the ____________________________of

the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name. thereto by like order,

INDIVIDUAL OWNER

STATE OF NEW YORK,

ss.:

County of__________________

On this day__________ of ________,20________ ,

before me personally came

to be known, and known to me to be the individual described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that he executed the same

INDIVIDUAL TENANT

STATE OF NEW YORK, ss.:

County of____________

On this day__________ of_______ , 20_______ ,

before me personally came

to be known, and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.

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GUARANTY

The undersigned Guarantor guarantees to Owner, Owner’s successors and assigns, the full performance and observance at all the agreements in be performed and observed by Tenant in the attached Lease, including the “Rules and Regulation” as therein provided, without requiring any notice to Guarantor of nonpayment, or nonperformance, or proof, or notice of demand to hold the undersigned responsible under this guaranty, all of which the undersigned hereby expressly waives and expressly agrees that the legality of this agreement and the agreements of the Guarantor under this agreement shall not be ended, or changed by reason of the claims to Owner against Tenant of any of the rights or remedies given to Owner as agreed in the attached Lease. The Guarantor further agrees that this guaranty shall remain and continue to in full force and effect as to any renewal, change or extension of the Lease. As a further inducement to Owner to make the Lease Owner and Guarantor agree that in any action or proceeding brought by either Owner or the Guarantor against the other on any matters concerning the Lease or of this guaranty that Owner and the undersigned shall and do waive trial by jury.

Dated:___________________ 20___________

___________________________________________

Guarantor

___________________________________________

Witness

IMPORTANT – PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND

MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 35.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any tenant or by jobbers, or others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and safeguards.

2. If the premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant’s expense, keep the sidewalks and curb front of said premises clean and free from ice, snow, etc.

3. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed.

4. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business therein.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Signs on interior doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering , so that the same shall come indirect contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder’s deadening felt shall be first affixed to

___________________________________________

Guarantor’s Residence

___________________________________________

Business Address

____________________________________________

Firm Name

STATE OF NEW YORK

) ss.:

COUNTY OF

On this_________ day of__________ 20________ ,

before me personally came_____________________ to

me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

____________

Notary

the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part

9. Owner shall have the right to prohibit any advertising by any Tenant which, in Owner’s opinion, tends to impair the reputation of Owner and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

10. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

11. Tenant shah not place a load on any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant at Tenant’s expense in setting sufficient in Owner’s judgment to absorb and prevent vibration, noise and annoyance.

12. Refuse and Trash - Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall pay all coals, expenses, fines, penalties or damages that may be imposed on Owner or Tenant by reason of Tenant’s failure to comply with the provisions of this building Rule 12, and, at Tenant’s sole cost and expense, shall indemnify, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such non-compliance, utilizing counsel reasonable satisfactory to Owner.

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Address
Premises
TO
STANDARD FORM OF
STORE LEASE
Dated	20
Rent Per Year
Rent Per Month
Term
From
To
Drawn By:
Checked By:
Entered By:
Approved By:

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RIDER to Lease Agreement dated August ________, 2010 between Robert Birnbaum, Owner,

and Specialty Beverage and Supplement Inc., Tenant.

40.                Commencement Date. Supplementing ¶23 of the printed form of the Lease, the term of this Lease shall commence on September 1, 2010.

41.                Minimum Rent. The fixed Minimum Annual Rental during the term of this Lease shall be payable to Owner in monthly installments in advance on the first (1st) day of each month during the said term. The tenant shall have three (3) month’s rent concession. The first monthly installment of rent will be due December 1, 2010.

42.                Additional Rent - Utility Charges. If utilities are not separately metered, Owner will submit the actual bills for utility services to Tenant upon his receipt. Tenant will pay to Owner within thirty (30) days of receipt of bills, as Additional Rent herein, the amount of said bills applicable to Tenant's premises which amount is conclusive against Tenant. For the purposes of this Lease the term "utility services" shall include all water, gas, oil, and electric service used by Tenant at the Demised Premises. Throughout the term of the Lease, Tenant shall pay for water, gas and electric to the suppliers, as per meter readings.

42                 Additional Rent – Refuse Removal. Tenant shall be responsible for the cost of removal of refuse and rubbish. In the event Tenant fails to pay any bill for refuse and rubbish removal, Owner may, at its option, pay same and add the payment of same as Additional Rent, to be paid by Tenant at the next month following. The decision of Owner shall be final and binding.

43                 Additional Rent - Real Estate Taxes.

A.                  As used in this Lease:

                                 i.            "Taxes" shall mean the real estate taxes and assessments and special assessments, ordinary or extraordinary, foreseen and unforeseen, of any kind or nature whatsoever, by whatever name the same may be called, which may be assessed, levied or imposed upon the demised premises or any part thereof or any appurtenances thereto by any governmental bodies or authorities. If at any time during the term of this Lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of, or as an addition to, or as a substitute for, the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed, there shall be levied, assessed or imposed, wholly or partially: (a) a tax assessment, levy or otherwise on the rents received therefrom; or (b) a license fee measured by the rent payable by Tenant to Owner; or (c) any other such additional or substitute tax, assessment, levy, imposition or charge; then all such taxes, assessments, levies, impositions or charges or the part thereof so measured or based shall be deemed to be included within the term "Taxes" for the purpose hereof. If Owner shall be the lessee under a ground or underlying Lease, the term "Taxes" as used in this Lease shall be deemed to mean and include the amounts payable as rent or as additional rent or otherwise by Owner under said ground or underlying lease based on the taxes payable with respect to the Demised Premises. The term "Taxes" shall not include, however, "Special Taxes" (hereinafter defined).

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                                ii.            "Special Taxes" shall mean the real estate taxes and assessments and special assessments, ordinary or extraordinary, foreseen and unforeseen, of any kind or nature whatsoever by whatever name the same may be called, which may be assessed, levied or imposed upon the demised premises or any part thereof or any appurtenances thereto by any governmental bodies or authorities for or in connection with water, sewerage, refuse collection and waste management, including, but not limited to water rates, "Sewer District" charges (county and per parcel), "Commercial Refuse" charges and "Waste Management" fees, and New York State MTA Tax.

                              iii.            "Tax Year" shall mean the fiscal year for which Taxes are levied by the governmental authority.

B.                  Tenant shall pay, as Additional Rent, all real estate taxes for the demised premises property, or otherwise, over and above the Real Estate Taxes for the tax year 2010/11 and (ii) all Special Taxes due for each tax year accruing during the term of this Lease from and after the rent commencement date. All such payments shall be appropriately prorated for any partial tax years occurring during the first and last years of the term of this Lease. A copy of the tax bill of the governmental body or authority shall be sufficient evidence of the amount of taxes and special taxes and for calculation of the amount to be paid by Tenant. Tenant's pro rata share shall be calculated as the ratio between the amount of space occupied and the total square footage of the building.

C.                  Only Owner shall be eligible to institute tax reduction or other proceedings to reduce the assessed valuation. Should Owner be successful in any such reduction proceedings and obtain a rebate for periods during which Tenant has paid additional rent by reason of the amount of taxes for any tax year being in excess of the base taxes, Owner shall, after deducting Owner's expenses in connection therewith including without limitation attorney's fees and disbursements, return to Tenant such rebate, except that Tenant may not obtain any portion of the benefits which may accrue to Owner from any reduction in taxes for any tax year below those imposed in the base tax year.

D.                  (i) The amounts due under subparagraph "B" shall be collected as additional rent without set off or deduction, and shall be paid in the following manner: Any adjustment in rent occurring by reason of subparagraph "B" shall be effective as of the first day of the tax year concerned and, after Owner shall have furnished Tenant with a statement setting forth the Taxes for the base tax year and the taxes and special taxes for the tax year concerned, all monthly installments of rent shall reflect 1/12th of the annual amount of such adjustment until a new adjustment becomes effective pursuant to the provisions of said subparagraph "B". Any changes in the taxes for the base tax year or by reason of changes in the taxes or special taxes for any tax year prior to the then current tax year, if any, shall be paid by Tenant to Owner within thirty (30) days after the statement covering such period is delivered to Tenant or a credit given by Owner towards the next ensuing rent installments until the credit is exhausted, as the case may be.

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                                ii.            If any such tax statement is furnished to Tenant after the commencement of the effective date of any such adjustment, there shall be promptly paid by Tenant to Owner an amount equal to the portion of such adjustment allocable to that part of the tax year which shall be elapsed prior to the first day of the calendar month next succeeding the calendar month in which said statement was furnished to Tenant.

                              iii.            Owner's failure during the term of this Lease to prepare and deliver any of the foregoing tax bills, statements or bills, or waive or cause Owner to forfeit or surrender its rights to collect any of the foregoing items of additional rent which may have become due during the term of this Lease. Tenant's liability for the amounts due under this Article "43" shall survive the expiration of the term.

43-a            Additional Rent. Tenant shall be responsible for the payment, as Additional Rent, of the "Commercial Refuse" charges and "Waste Management Fees" imposed by the County of Suffolk, Town of Babylon, the Town of Babylon Waste Management District and/or their subdivisions and the New York State MTA Tax within fifteen (15) days of the presentment of a statement by Owner to Tenant.

44                 Security Deposit.

A.                  Tenant has deposited with Owner $10,000.00 as a security deposit required to be paid by Tenant to Owner under this Lease, subject to collection, which sum is equal to two months rent. Said sum shall be held by Owner as security for the faithful performance by Tenant of all of the terms, covenants, conditions and provisions of this Lease on the part of the Tenant to be observed and performed in a non-interest bearing account. Said security deposit shall not be mortgaged, assigned, transferred, or encumbered by Tenant, without the prior written consent of the Owner; and any such act on the part of Tenant shall be without force and effect and shall not be binding on Owner. If any of the rents herein reserved, or any other sum required to be paid by Tenant to Owner shall be overdue and unpaid, or if Owner shall make payments on behalf of the Tenant, or if Tenant shall fail to perform any of the terms, covenants, conditions and/or provisions of this Lease on the part of the Tenant required to be performed, then and in that event, Owner may, at Owner's sole option and without prejudice to any other remedy which Owner may have on account thereof, upon prior notice to Tenant, apply said entire security deposit, or so much thereof as may be necessary to compensate Owner for the payment of rent, additional rent, loss or damage sustained by Owner due to such breach on the part of Tenant; and Tenant shall forthwith, on demand of Owner, restore said security to the original sum deposited. In the event of bankruptcy, insolvency, or other creditor or debtor proceedings against Tenant, all monies paid on account of security shall be deemed to be applied first to the payment of rent, additional rent, and other monies due Owner for periods prior to the filing of such proceedings. Tenant shall deposit such additional sums as security, in accordance with all increases in the Minimum Rent so that the security on deposit equals two (2) months' Minimum Rent.

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B.                  In the event that Tenant shall materially comply with all of the terms, covenants, conditions and provisions on the part of Tenant to be performed under this Lease, including the payment of rents, additional rents, and other monies due and owing as and when they shall be and become due during the term hereof, the aforesaid security deposit of Tenant shall be returned in full to Tenant within thirty (30) days, at the end of the term of this Lease and after delivery of possession of the Demised Premises to Owner in good order, repair, and otherwise as provided for under this Lease.

C.                  Owner may assign any and all monies deposited by or on behalf of Tenant with Owner as security under this Lease, to any purchaser of Owner's interest in the Property. In the event that such interest shall be sold, and upon notice thereof by Owner to Tenant, Owner shall be deemed forever discharged from any liability with respect to such security; and Tenant shall look solely to the purchaser of Owner's interest in the Property for the same. The foregoing shall also be deemed to apply to any subsequent transferees.

D.                  Tenant's failure to pay the security deposit or any installment thereof shall be a default under this lease.

45                 Late Charges. If Tenant shall fail to pay any installment of minimum rent or any amount of Additional Rent for more than ten (10) days after it shall have become due, Tenant shall pay Owner, on demand, a late charge of five (5) cents for each dollar of the amount of such fixed rent or additional rent as shall not have been paid to Owner within ten (10) days after becoming due. Such late charge(s) shall be without prejudice to any of Owner's rights and remedies hereunder, or at law for non-payment or late payment of rent and shall be in addition thereto.

46                 Insurance. Tenant shall obtain and keep in full force and effect during the term of this Lease, at its own cost and expense, public liability insurance, such insurance to afford protection in an amount not less than $2,000,000 combined, single limit, protecting Owner and Tenant (and any mortgagee of Owner's interest in the Demised Premises to whom notice shall have been given to Tenant) as insureds against any and all claims for personal injury, death, or property damage occurring in, upon, adjacent to, or connected with the Demised Premises or any part thereof. Said insurance is to be written in form satisfactory to Owner by good and solvent insurance companies of recognized standing, admitted to do business in the State of New York and which shall be reasonably satisfactory to Owner. Tenant shall pay all premiums and charges therefor and upon failure to do so. Owner may, but shall not be obligated to, make such payments, and in such latter event Tenant agrees to pay the amount thereof, plus interest from the date of payment, to Owner on demand and such sum shall be deemed to be Additional Rent. Such insurance policies shall include a provision to the effect that the same will be noncancellable except upon thirty (30) days advance written notice to Owner. The original insurance policies or appropriate certificates shall be deposited with Owner, together with renewals, replacements or endorsements thereof. At least twenty (20) days prior to the expiration of each such policy, Tenant shall pay the premiums for renewal insurance and shall deliver to Owner (and any mortgagee designated by Owner) the original policy and duplicate receipt evidencing payment thereof. If Tenant fails to pay any such premiums or deliver such policies, Owner at its option may, but shall not be obligated to, procure and/or pay therefor, and the amounts paid by Owner, with interest thereon from the date of payment, shall be due and payable by Tenant as Additional Rent with the next succeeding installment or rent which shall

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become due after such payment by Owner, but such payment by Owner of any such premium shall not be deemed to waive or release the default in such action as may be permissible hereunder as in the case of a default in the payment of rent. Tenant shall not violate or permit to be violated any of the conditions or provision of any such policy, and Tenant shall so perform and satisfy the requirements of the companies writing such policies that at all times companies of good standing satisfactory to Owner and/or any mortgagee shall be willing to write and continue such insurance. Tenant and Owner shall cooperate in connection with collection of any insurance money that may be due in the event of loss, and Tenant shall execute and deliver to Owner such proofs of loss and other instruments which may be required for the purpose of obtaining the recovery of any such insurance monies.

47                 Owner's Work.

A.                  Subject to the Owner's Work set forth in Schedule "B" of the rider, Tenant accepts the Demised Premises in an "as is" condition.

B.                  Owner has no knowledge of any environmental conditions at the Demised Premises that would constitute a violation of Federal, State, County or Town Statutes, or regulations.

C.                  Owner shall be responsible for the maintenance of the roof at his own cost and expense, except that Tenant shall reimburse Owner for the cost of all repairs and/or replacements with respect to the roof to the extent necessitated by the negligence or intentional conduct of Tenant, its employees, agents, servants and invitees. Owner shall have the option to treat such claims for reimbursement as Additional Rent.

48                 Tenant's Obligations.

A.                  Tenant represents that it will not at any time use or occupy the Demised Premises in violation of the “Use” Clause set forth in ¶2 of the Lease and of the Certificate of Occupancy issued for the building of which the Demised Premises constitute a part, or to permit the use of the Demised Premises contrary to any covenant, easement or restrictions or hereafter of record affecting the Demised Premises or the building of which the Demised Premises constitutes a part (provided same do not prohibit the use of the Demised Premises by Tenant) or any applicable statute, ordinance or regulation of any governmental agency having jurisdiction over said Demised Premises.

B.                  Tenant is solely responsible for the costs for furnishing water, heat, air conditioning, electricity and to maintain heating, air conditioning and cooling systems, including oil or gas burner, as charged by the utility companies. Tenant shall maintain such systems in working order at all times. Temperature must be adequate to prevent freezing of pipes.

Tenant shall contract with a service company approved by Landlord for the preventive maintenance of the HVAC and a copy of the service contract (which contract shall be subject to Landlord’s approval) shall be furnished by Tenant to Landlord within ten (10) days after Tenant’s opening for business, and a copy of any subsequent contract shall be furnished by Tenant to Landlord within ten (10) days after the same becomes effective. Such service contract must provide for at least four (4) visits, inspections and services each year and the regular changing of filters.

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C.                  Tenant shall maintain the exterior portion of the property, including the sidewalk adjacent to the building, and rear portion of the building adjacent to the storefront and parking area (if any), in good repair and free of debris and garbage, and shall be responsible for ice and snow removal to the sidewalk and parking area. Tenant shall not be permitted to maintain, store or hold its equipment or vehicles (collectively, "Equipment") on the exterior portions of the Demised Premises. All Equipment shall be stored inside the building of the Demised Premises. Tenant's failure to comply with the terms of this Article shall be deemed a material default of the Lease.

D.                  Tenant covenants and warrants that it will not under any conditions utilize, store or maintain toxic and hazardous materials or chemicals at the Demised Premises or the exterior portions thereto. Tenant under no condition will store toxic and hazardous pesticides in or about the Demised Premises. Tenant will not dispose of any toxic or hazardous materials, pesticides and chemicals into the water or sewage systems or take any action or do any act that may contaminate the ground water, water, soil and the environs of the Demised Premises and the surrounding area. All waste oils, if any, shall be disposed by Tenant by licensed companies authorized to dispose of waste oils. Tenant shall be responsible for any environmental damage it causes by a breach of this provision and shall indemnify the Owner for any damages, claims and costs arising from Owner's remedying such damages including Owner's attorney's fees. This provision will survive the termination of the Lease.

E.                   Tenant shall comply with and have the sole liability and responsibility to obtain and pay for all permits and certificates of occupancy and/or completion required by all Federal, State, County, City and Town laws, regulations and ordinances having jurisdiction over the conduct, control and operation of the business set forth in the "use" clause of this Lease and all alterations set forth in Schedule C, if any. Said permits and certificates shall be obtained prior to taking possession and occupancy of the premises. All office, warehouse, storage and factory "buildouts" and alterations must comply with all State, County and Town laws, regulations and ordinances.

It is expressly understood and agreed that the Owner is not and shall not be under any liability or responsibility to obtain any variances or variations from the provisions of any law, statute or ordinance of any governmental authority having jurisdiction of said premises with respect to Tenant's use thereof; nor shall the Owner be under any liability or responsibility in respect of any licenses or permits for the conduct by the Tenant of its business in the said Demised Premises. Tenant shall obtain, maintain and renew any licenses or permits necessary for the conduct of Tenant's business in the Demised premises.

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F.                   Tenant shall take good care of the interior and exterior of the Demised Premises and the fixtures, equipment, appurtenances and systems therein and adjacent sidewalks and at Tenant's sole cost and expense make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty excepted. Notwithstanding the foregoing, all damage or injury to the Demised Premises or to any other part of the building, or to its fixtures, equipment and appurtenances whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees or licensees, shall be repaired promptly by Tenant at its sole cost and expense, to the satisfaction of Owner reasonably exercised. Tenant shall also repair all damage to the building and the Demised Premises caused by the moving of Tenant's fixtures, furniture or equipment. All of the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten (10) days' notice to proceed with due diligence to make repairs required to be made by the Tenant, or perform work as required in this paragraph, the same may be made by the Owner at the expense of the Tenant and the expenses thereof incurred by Owner shall be collectible as additional rent after rendition of a bill or statement therefor. If the Demised Premises is or becomes infested with vermin, Tenant shall at Tenant's expense cause the same to be exterminated from time to time to the satisfaction of Owner. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating and/or air conditioning system or electrical system located in, servicing or passing through the Demised Premises.

G.                  Tenant shall from time to time, within twenty (20) days after Owner's request therefor in each instance execute, acknowledge and deliver to Owner a certificate (a) identifying this Lease and any amendments or modifications hereto, and (b) stating (I) whether or not Tenant has accepted possession of the Premises, (ii) the amount of rent then payable hereunder, including the types and amounts of all escalations included therein, (iii) the respective dates through which rent and the various escalations have been paid, (iv) that this Lease is in full force and effect and that this Lease is unmodified except as may be noted under item (a) above, (v) that there exists no default (or other fact which, with one or both of the passage of time or the giving of notice, would constitute a default) under this Lease, or, if Tenant claims any such defaults exist, specifying the nature and extent thereof, (vi) any claim by Tenant concerning incomplete Owner work at the Premises, and (vii) such other information as Owner may request. If Tenant fails to deliver such permits within such twenty (20) day period, Tenant shall be in default under this lease. The failure of Tenant to furnish said certificates shall be deemed a default.

H.                  In addition to the contents of the printed form to which this rider is attached, Tenant agrees that it will not permit anything to enter the drain, waste or pipes which to Tenant's knowledge will cause or create a stoppage or which will have a damaging, corrosive or deteriorating effect on said drainage pipes. Tenant shall be responsible for and maintain the drainage lines within the Demised Premises and from the Demised Premises to the sewer system, it being understood, however, that Tenant shall be required to repair the lines only for Tenant's negligence or willful conduct.

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I.                    If there shall be grease or other trap installed by either Owner or Tenant within the Demised Premises or between the Demised Premises and the sanitary system, Tenant shall, at Tenant's sole cost and expense periodically, when necessary, clean said grease or other trap or other similar device and maintain the same in good operating condition.

49                 Default Provisions.

A.                  In addition to the rights conferred upon Owner in the printed form of the Lease, the following shall constitute an “Event of Default” hereunder:

                     i.                        The failure of the Tenant to utilize and occupy the Demised Premises for the purpose set forth herein for a period of thirty (30) consecutive days during the term hereof shall constitute a material breach of this entire Lease.

                    ii.                        The failure of the tenant to pay any installment of Minimum Rent or any amount of Additional rent (collectively, the “Rent”) and such failure shall continue for more than three (3) business days after Tenant’s receipt of Owner’s notice (facsimile receipt being deemed to notice hereunder) of such failure. If Owner, at its option, gives written notice to Tenant stating that the Lease and Term shall expire and terminate on a date set forth in the Notice, which date shall be not less than three (3) days after the giving of the Notice, and if, on the date specified in the Notice the tenant has not cured the default by paying the Rent, plus accrued late charges, then this Lease and Term and all rights that Tenant has under this Lease shall terminate and expire as if the date herein were definitely fixed for the expiration of the Term and Tenant shall immediately quit and surrender the premises, but tenant shall be nonetheless liable for its obligations under Paragraph 17 of the Lease.

                  iii.                        The failure of the Tenant to pay the minimum annual rent on the first day of each month, plus any applicable grace periods, for three (3) consecutive months, or for a total of five (5) months in any particular twelve (12) month period shall constitute a material breach of this entire Lease.

B.                  In the event Tenant threatens to do or actually does any act prohibited by the terms of this Lease, Owner shall have the right of injunction to restrain the same and the right to invoke any other remedy at law or in equity as if specific remedies, indemnity or reimbursement were provided for in this Lease.

C.                  The rights and remedies given to Owner in this lease are distinct, cumulative and separate and no one of them whether or not exercised by Owner shall be deemed to be in exclusion of any of the others.

D.                  In any proceeding or action instituted by the Owner to enforce this or any other provision of the Lease, the Owner shall be entitled to recover from the Tenant his reasonable attorney’s fees, costs and disbursements. In the case Owner institutes such proceeding or action, the amount of such expenses, attorney’s fees, costs and disbursements shall, at the option of the Owner, be deemed to be additional rent hereunder, and shall be due from Tenant to Owner on the respective expenses, or on the first day of any succeeding month.

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50                 Tenant's Indemnity.

A.                  Tenant hereby indemnifies and saves Owner and its agents harmless against and from any and all claims in the conduct of the business or in management or the premises, or any work or thing whatsoever done, or any condition created, or accident, injury or damage caused to any person or property in or about the premises (including the sidewalks and adjacent areas) during the term of this Lease or during the period of time, if any, prior to the commencement date that Tenant may have been given access to the premises pursuant to this Lease, or arising from any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their employees, agents, or contractors, (including, without limitation, attorney's fees and disbursements) incurred in or in connection with each such claim or action or proceeding brought thereon, and the defense thereof (except if arising solely from acts of Owner), and all costs, expenses and liabilities and attorney's fees, unless same are caused by the Owner or the Owner's agents or employees or anyone under the Owner's control. Tenant will, on demand, repay to Owner any amount that Owner may be obligated to pay for any such damages, and the reasonable costs, expense and attorney's fees of any claims for damages. In case any action or proceeding be brought against Owner by reason of any such claim, Tenant, upon notice from Owner, shall resist and defend such action or proceeding by counsel chosen by Tenant, who shall be satisfactory to Owner. Tenant or its counsel shall keep Owner fully apprised at all times of the status of such defense. Counsel for Tenant's insurer shall be deemed satisfactory to the Owner.

B.                  Tenant covenants, represents and warrants that the premises will be maintained and business conducted at all times in strict compliance with all rules and regulations of local, state and federal environmental protection agencies. All solvents, petroleum products, paints shall be stored and disposed of in accordance with directives of the appropriate governmental agencies.

C.                  Tenant shall hold Owner harmless and indemnify him from any claims made by Federal, State, County or Town governments, or agencies thereof, or any municipality, for any damages arising from any act of commission or omission by the Tenant or its agents or of any violation or claim or damage incurred by virtue thereof from any notice of violation issued by any governmental or municipal authority having jurisdiction over the premises. This provision shall survive the termination of the Lease. Damages shall include indemnification for reasonable attorney's fees.

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51                 Tenant's Surrender. Tenant acknowledges that possession of the Demised Premises must be surrendered to Owner, vacant and broom clean, at the expiration or sooner termination of the term of this Lease and all extensions thereof. All cooling troughs, if any, shall be emptied and filled prior to surrender in conformity with all laws and ordinances. Owner shall have the right to have the Demised Premises inspected for the presence of hazardous materials within thirty (30) days of the expiration of the term of the lease, and provided that no new tenants have taken possession. Should an inspection reveal the presence of hazardous materials in the Demised Premises or soil resulting from Tenant's use of the Demised Premises, Tenant agrees to remediate any condition at its sole cost and expense. Tenant agrees to furnish Owner with a copy of its remediation plan and all governmental inspection reports within ten (10) days of its receipt of same. In the event Tenant fails to remediate and remove such hazardous materials from the Demised Premises, Owner shall have the right to remediate at Tenant's cost and expense, including but not limited to, reasonable attorneys fees. Tenant agrees to indemnify and save Owner harmless against all costs, claims, loss or liability resulting from delay by Tenant in so surrendering the Demised Premises, including, without limitation, any claims made by any succeeding Tenant based on such delay. The parties recognize and agree that the damage to Owner resulting from any failure by Tenant to surrender possession of the Demised Premises as aforesaid will be extremely substantial, will exceed the amount of the monthly rent and additional rent payable hereunder, and will be impossible to measure accurately. Therefore, unless the parties herein agree to the contrary, Tenant agrees that if possession of the Demised Premises is not surrendered to Owner within twenty-four (24) hours after the date of the expiration or sooner termination of the term of this Lease, a sum equal to the fixed rent and additional rent which was payable under this Lease during or with respect to the last month of the term hereof shall be paid by Tenant to Owner for use and occupation for each month of "holdover." Unless the parties agree to the contrary, nothing herein contained shall be deemed to permit Tenant to retain possession of the Demised Premises after the expiration or sooner termination of the term of this Lease. The provisions of this Article shall survive the expiration or sooner termination of this Lease.

52                 Broker. Owner and Tenant represent that no broker was instrumental in consummating this Lease and that no conversations or prior negotiations were had with any broker concerning the renting of the Demised Premises except for Metro Realty Services, LLC. Owner and Tenant shall be deemed to forever hold each other harmless against any claims by any broker for brokerage commissions or other compensation arising out of the acts of the other, their agents, servants and/or employees, together with all costs, disbursements, expenses, and reasonable attorney fees incurred by the other in defending any and all actions and proceedings brought by any brokers for commissions on account of the foregoing, or otherwise for any matter arising out of this Lease and the acts of Owner's or Tenant's agents, servants or employees as the case may be. Owner is solely responsible for the compensation to and payment of broker's commissions .

53                 Owner's Liability.

A.                  Tenant shall look only to Owner's estate and interest in the land and building for which the Demised Premises form a part for the satisfaction of tenant's remedies for the collection of any judgment (or other judicial process) requiring the payment of money by Owner in the event of any default by Owner under this Lease, and no other property or other assets of Owner shall be subject to levy, execution or other enforcement procedure for the satisfaction of tenant's remedies under or with respect to this Lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the Demised Premises. Neither the principals, partners, shareholders, directors, officers nor agents of Owner shall be liable for the performance of Owner's obligations hereunder.

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B.                  Anything said or contained herein to the contrary notwithstanding, in the event that Tenant has performed any obligation of the Owner after giving appropriate notice to the Owner of tenant's intention to do same, then in that event Tenant shall be entitled to set-off of reasonably documented costs and expenses associated with such performance against future rents due and payable by Tenant to Owner. If the reasonable documented costs and expenses exceed the amount of rents due Owner during the current term, then Owner shall pay the difference between the balance of rents due for the term and Tenant's invoice, net thirty (30) days from the date of receipt of such invoice by Owner.

54                 Assignment and Subletting.

A.                  Tenant may not assign the lease or sublet the Demised Premises without the express written consent of the Owner, which consent shall not be unreasonably withheld or delayed.

B.                  The merger or consolidation of the Corporate tenant or the sale or transfer of any of its corporate stock or the liquidation of said corporation shall be for the purposes of this Lease deemed to be the occurrence of an assignment of this Lease and shall be subject to the provisions of this Lease governing assignments. Tenant represents that none of its shareholders are corporations, trusts, partnerships, associations or entities other than individuals.

55                 Liens. In addition to the contents of the printed form to which this rider is annexed, the Tenant covenants and agrees not to, and it shall have no power to do, any act or make any contract which creates or shall be the foundation for any lien, encumbrance, or adverse right in or upon the present estate, reversion or other interest of the Owner in the Demised Premises herein. If Tenant shall fail to use its best efforts to cause any lien, encumbrance or adverse right existing in violation of this Lease to be discharged within thirty (30) days of its inception, the Owner may, without waiver of any other of its rights and without being deemed to have elected any other remedy available to it, require the Tenant, at Tenant's own expense, to discharge any such lien, encumbrance or adverse right by deposit, bonding or any other necessary proceeding. If the Tenant shall fail to take such action as to cause the lien to be discharged as required, the Owner may discharge said lien, encumbrance or adverse right by deposit or bonding proceedings, and may require the lienor to prosecute an appropriate action to enforce the lienor's claim. In the event of eminent foreclosure of any lien hereinabove described, the Owner may pay any judgment recovered on such claim.

56                 Notices. Any notices required to be or otherwise sent pursuant to this Lease shall be in writing and shall be delivered personally or by fax, or by overnight mail or by United States mail certified mail return receipt requested with postage prepaid and shall be deemed delivered when either deposited in the United States Post Office properly addressed and otherwise in conformity with the requirements hereof or when delivered personally or by fax. Notices given or to be given to the Owner shall be given to the firm of Ira Levine, Esq., 320 Northern Blvd., Suite 14, Great Neck, NY 11021. To Owner: Robert Birnbaum, c/o Ira Levine, Esq., 320 Northern Blvd. Suite 14, Great Neck, New York 11020; To Tenant: at the premises.

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57                 Recording. Tenant may not record this lease or any memorandum hereof without the prior written consent of the Owner. The recording of this lease by Tenant shall be deemed a default.

58                 Non-Waiver. The failure of Owner to notify Tenant of any additional rents due and owing under this lease within the time period indicated in this lease for such notification, shall not be deemed a waiver of relinquishment of Owner's entitlement to receive said monies at any time thereafter, including after the expiration of this lease term.

59                 Conflict Between Rider and Printed Lease. In the event there shall be any conflicts between the printed portion of this Lease and the provisions contained in the rider, the provisions in this rider shall be controlling.

60                 Severability. If any term or application of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

61                 Signs. Supplementing the Rules and Regulations contained in the pre-printed portion of the lease, Tenant shall not place any signs on building without the Owner's prior written consent.

/s/ Robert Birnbaum
ROBERT BIRNBAUM, Owner

SPECIALTY BEVERAGE & SUPPLEMENT INC.

By: /s/ Peter Scalise III, CEO
Peter Scalise III, CEO
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SCHEDULE A

Year	Term	Annual Rent	Monthly Rent
1	September 1, 2010-November 30, 2011	$ 60,000.00	$ 5,000.00
2	September 1, 2011-November 30, 2012	$ 70,000.00	$ 5,833.33
3	September 1, 2012-November 30, 2013	$ 80,000.00	$ 6,666.67

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SCHEDULE B

Owner’s Work

1.                   Owner will replace broken window.

2.                   Owner to repair or replace garage door moulding.

3.                   All mechanicals, including, without limitation, HVAC and electrical systems will be delivered in working order on the commencement date of the lease.

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SCHEDULE C

Tenant’s Responsibilities

Tenant shall have the right to renovate the interior of the Demised Premises provided the renovation is done in a good, workmanship like manner, and subject to the prior approval, and inspection of Owner’s representative, Joseph Hopkins, said approval not to be unreasonably withheld, delayed or conditioned.

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